UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Earliest Event Reported: November 16, 2009

BELO CORP.

(Exact name of registrant as specified in its charter)

Delaware	1-8598	75-0135890
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P. O. Box 655237 Dallas, Texas	75265-5237
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 977-6606

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On November 16, 2009, Belo Corp. (the “Company”) entered into an Amendment and Restatement Agreement to its Amended and Restated Five-Year Competitive Advance and Revolving Credit Facility Agreement, dated as of February 26, 2009 (the “Credit Facility”), with JPMorgan Chase Bank, N.A., J.P. Morgan Securities Inc., Banc of America Securities LLC, Bank of America, N.A. and other lenders (the “Credit Facility Amendment”). The Credit Facility Amendment provides for certain of the commitments under the Credit Facility to be extended through December 31, 2012. It also (i) amends the limitation on indebtedness covenant to permit up to $450 million of additional indebtedness guaranteed on a subordinated basis by the subsidiary guarantors, (ii) amends the total leverage ratio and interest coverage ratios the Company is required to maintain, and adds a new senior leverage ratio requirement, and (iii) increases the applicable margin on the extended commitments.

The Credit Facility requires us to maintain certain specified leverage and interest coverage ratios. The leverage ratio is generally defined as the ratio of debt to cash flow. The interest coverage ratio is generally defined as the ratio of cash flow to interest expense. The senior leverage ratio is generally defined as the ratio of senior debt to cash flow.

Amended Leverage Ratio Covenant Requirement

Period	Ratio
Until September 29, 2010	8.00
September 30, 2010—December 30, 2010	7.75
December 31, 2010—March 30, 2012	7.25
March 31, 2012—June 29, 2012	7.00
June 30, 2012—September 29, 2012	6.75
September 30, 2012 and thereafter	6.25

Amended Interest Coverage Ratio

Period	Ratio
Until June 29, 2012	1.50
June 30, 2012 and thereafter	1.75

New Senior Leverage Ratio Covenant Requirement

Period	Ratio
Until September 29, 2010	1.75
September 30, 2010 and thereafter	1.50

The Credit Facility, upon effectiveness of the Credit Facility Amendment, and the Indenture governing the Notes (as defined below) will also limit our ability to, among other things:

•	incur additional debt and issue preferred stock;

•	make certain investments and other restricted payments;

•	create liens;

•	create restrictions on distributions from restricted subsidiaries;

•	engage in specified sales of assets and subsidiary stock;

•	enter into transactions with affiliates;

•	enter new lines of business;

•	engage in certain intercompany transfers of assets; and

•	engage in consolidations, mergers and acquisitions.

In connection with the Credit Facility Amendment and the Notes offering as described below, certain subsidiaries of the Company that are not currently guarantors of the Credit Facility will enter into guarantees of the Credit Facility. Upon consummation of the Credit Facility Amendment, $460.75 million of commitments will be available to the Company for borrowing under the Credit Facility until June 7, 2011, and $205 million of commitments will be available to the Company for borrowing under the Credit Facility until December 31, 2012.

The foregoing description of the Credit Facility and Credit Facility Amendment and other documents relating to this transaction does not purport to be complete and is qualified in its entirety by reference to the full text of the documents, forms or copies of which are attached as exhibits to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation of Registrant

The information in Item 1.01 of this Form 8-K is hereby incorporated by reference to this Item 2.03.

Item 8.01	Other Events.

On November 16, 2009, the Company closed the public offering of $275,000,000 aggregate principal amount of its 8.00% Senior Notes due 2016 (the “Notes”), pursuant to an Underwriting Agreement dated November 10, 2009, among the Company, the Guarantors of the Notes (the “Guarantors”) and J.P. Morgan Securities Inc., as the representative of the underwriters named in Schedule I thereto (collectively, the “Underwriters”). The Notes were issued pursuant to an Indenture dated as of June 1, 1997 (the “Base Indenture”) between the Company and The Bank of New York Mellon Trust Company, N.A., as successor trustee to JPMorgan Chase Bank, N.A., formerly known as The Chase Manhattan Bank (the “Trustee”), and a Supplemental Indenture dated as of November 16, 2009 (the “Supplemental Indenture”, and together with the Base Indenture, the “Indenture”) among the Company, the Guarantors and the Trustee, and will be guaranteed on an unsecured senior subordinated basis by each of the Guarantors (the “Guarantees”). The Notes and the Guarantees have been registered under the Securities Act of 1933, as amended, by a registration statement on Form S-3 (File No. 333-162058).

The foregoing description of the Notes and the Guarantees and other documents relating to this transaction does not purport to be complete and is qualified in its entirety by reference to the full text of these securities and documents, forms or copies of which are attached as exhibits to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

1.1	Underwriting Agreement dated November 10, 2009, among Belo Corp., the Guarantors of the Notes and J.P. Morgan Securities Inc., as the representative of the Underwriters

4.1	Supplemental Indenture, dated as of November 16, 2009 among Belo Corp., the Guarantors of the Notes and The Bank of New York Mellon Trust Company, N.A., as Trustee

4.2	Specimen 8.00% Senior Note Due 2016 (included in Exhibit 4.1)

5.1(a)	Opinion of Gibson, Dunn & Crutcher LLP

5.1(b)	Opinion of Davis Wright Tremaine LLP

5.1(c)	Opinion of K&L Gates LLP

5.1(d)	Opinion of Stites & Harbison PLLC

5.1(e)	Opinion of Perkins Coie Brown & Bain P.A.

5.1(f)	Opinion of Locke Lord Bissell & Liddell LLP

10.1	Amendment and Restatement Agreement, dated as of November 16, 2009 to Amended and Restated Five-Year Competitive Advance and Revolving Credit Facility Agreement, dated as of February 26, 2009, among Belo Corp., a Delaware corporation, the Lenders party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, and the other parties thereto.

10.2	Form of Supplement, dated as of November 16, 2009, to the Guarantee Agreement dated as of February 26, 2009, among Belo Corp., a Delaware corporation, the Subsidiaries of Belo Corp. from time to time party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

BELO CORP.

Dated: November 16, 2009	By:	/s/ Brenda C. Maddox
	Name:	Brenda C. Maddox
	Title:	Vice President/Treasurer & Tax

EXHIBIT INDEX

Exhibit	Description

1.1	Underwriting Agreement dated November 10, 2009, among Belo Corp., the Guarantors of the Notes and J.P. Morgan Securities Inc., as the representative of the Underwriters

4.1	Supplemental Indenture, dated as of November 16, 2009 among Belo Corp., the Guarantors of the Notes and The Bank of New York Mellon Trust Company, N.A., as Trustee

4.2	Specimen 8.00% Senior Note Due 2016 (included in Exhibit 4.1)

5.1(a)	Opinion of Gibson, Dunn & Crutcher LLP

5.1(b)	Opinion of Davis Wright Tremaine LLP

5.1(c)	Opinion of K&L Gates LLP

5.1(d)	Opinion of Stites & Harbison PLLC

5.1(e)	Opinion of Perkins Coie Brown & Bain P.A.

5.1(f)	Opinion of Locke Lord Bissell & Liddell LLP

10.1	Amendment and Restatement Agreement, dated as of November 16, 2009 to Amended and Restated Five-Year Competitive Advance and Revolving Credit Facility Agreement, dated as of February 26, 2009, among Belo Corp., a Delaware corporation, the Lenders party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, and the other parties thereto.

10.2	Form of Supplement, dated as of November 16, 2009, to the Guarantee Agreement dated as of February 26, 2009, among Belo Corp., a Delaware corporation, the Subsidiaries of Belo Corp. from time to time party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent